SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                               ------------



                                 FORM 8-K


                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934



                              January 8, 1998
          ------------------------------------------------------
             Date of Report (Date of earliest event reported)



                    DONALDSON, LUFKIN & JENRETTE, INC.
          ------------------------------------------------------
          (Exact name of registrant as specified in its charter)

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         Delaware                     1-6862                    13-1898818
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
(State or other jurisdiction  (Commission File Number)       (I.R.S. Employer
     of organization)                                      Identification Number)


                        277 Park Avenue
                       New York, New York                  10172
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            (Address of principal executive offices)     (zip code)



                              (212) 892-3000
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           (Registrant's telephone number, including area code)



       -------------------------------------------------------------
       (Former Name or Former Address, if Changed Since Last Report)





Item 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

         The following exhibit is attached:


         Certificate of Designation of Donaldson, Lufkin & Jenrette, Inc. 3,500,000 Shares Fixed/Adjustable Rate Cumulative Preferred Stock, Series B


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     Donaldson, Lufkin & Jenrette, Inc.




Date: January 8, 1998                By:  /s/ Charles J. Hendrickson
                                          ---------------------------------
                                          Name:  Charles J. Hendrickson
                                          Title:  Senior Vice President




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